Exhibit 10.57
                             RESTRICTED STOCK AWARD

                             C&D TECHNOLOGIES, INC.

      This RESTRICTED STOCK AWARD (the "Award") is made and entered into effective as of the 12th day of March, 2007 by and between C&D Technologies, Inc. (the "Company"), a Delaware corporation, and _______________ (the "Participant").

      Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference as part of this Award, the Company hereby awards as of the Grant Date below to the Participant the Restricted Shares described below in consideration of Participant's services to the Company.

      A.    Grant Date: March 12, 2007.

      B. Plan (under which the Award is granted): The C&D Technologies, Inc. 2007 Stock Incentive Plan.

      C. Restricted Shares: ____________ shares of the Company's common stock ("Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

      D. Vesting Schedule: The Restricted Shares shall vest according to the Vesting Schedule attached hereto as Schedule 1. The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the "Vested Shares."

      IN WITNESS WHEREOF, the Company and the Participant have executed this Award as of the Grant Date set forth above.

                                      C&D TECHNOLOGIES, INC.
                                      By: /s/ ____________________
                                          President and Chief Executive Officer


                                      _____________________________________
                                      Signature of Participant

                                      Name:           Name
                                      SSN:            XXX-XX-9999
                                      Address:        Address
                                                      City, State Zip


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                           TERMS AND CONDITIONS TO THE
                     RESTRICTED STOCK AWARD PURSUANT TO THE
                C&D TECHNOLOGIES, INC. 2007 STOCK INCENTIVE PLAN

      1. Restricted Shares Held by the Share Custodian. The Participant hereby authorizes and directs the Company to deliver any share certificate issued by the Company to evidence Restricted Shares to the Secretary of the Company or such other officer of the Company as may be designated by the Committee (the "Share Custodian") to be held by the Share Custodian until the Restricted Shares become Vested Shares in accordance with the Vesting Schedule. When the Restricted Shares become Vested Shares, the Share Custodian shall deliver the Restricted Shares to the Participant. In the event that the Participant forfeits any of the Restricted Shares, and the number of Vested Shares includes a fraction of a share, the Share Custodian shall not be required to deliver the fractional share, and the Company may pay the Participant the amount determined by the Company to be the estimated fair market value therefor. The Participant hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of the Participant with full power and authority to execute any stock transfer power or other instrument necessary to transfer the Restricted Shares to the Company in accordance with this Award, in the name, place, and stead of the Participant. The term of such appointment shall commence on the date of the Award and shall continue until the Restricted Shares are delivered to the Participant as provided above. In the event the number of shares of Common Stock is increased or reduced by a change in the par value, split-up, stock split, reverse stock split, reclassification, merger, reorganization, consolidation, or otherwise, the Participant agrees that any certificate representing shares of Common Stock or other securities of the Company issued as a result of any of the foregoing shall be delivered to the Share Custodian and shall be subject to all of the provisions of this Award as if initially granted thereunder.

      2. Rights of a Shareholder. During the period that the Share Custodian holds the shares of Common Stock subject to Section 1, the Participant shall be entitled to all rights applicable to shares of Common Stock not so held, except as otherwise provided in this Award; provided, however, that dividends paid on Restricted Shares that are not Vested Shares shall be retained by the Share Custodian and paid to the Participant only upon the vesting of the Restricted Shares associated with the dividends. The Company may require the Participant to execute a stockholder agreement to which stockholders are generally subject, if any, as a condition to the issuance or delivery to him of a share certificate.

      3.    Tax Withholding.

            (a)   The  Participant  must deliver to the Company,  on or prior to the date on which any Restricted Shares become Vested Shares (the "Vesting Date"), either cash or a certified check payable to the Company, in the amount of all tax withholding obligations imposed on the Company by reason of the vesting of the Restricted Shares; provided, however, in the event the Participant makes an earlier election pursuant to Internal Revenue Code Section 83(b) as to all or any portion of the Restricted Shares, the Participant must deliver to the Company, within thirty (30) days of making the election, either cash or a certified check payable to the Company in the amount of all of the tax withholding obligations (whether federal, state or local) imposed on the Company by reason of the Participant making the election pursuant to Section 83(b).


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

            (b)   If the Participant does not make an election pursuant to Code
      Section 83(b), in lieu of paying the tax withholding obligation as described in Section 3(a), Participant may elect to have the actual number of Vested Shares reduced by the number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the Vesting Date, is sufficient to satisfy the minimum amount of the required tax obligations imposed on the Company by reason of the vesting of the Restricted Shares (the "Withholding Election"). Participant may make a Withholding Election only if all of the following conditions are met:

                  (i) the Withholding Election must be made on or prior to the Vesting Date by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit 1 attached hereto; and

                  (ii) any Withholding Election made will be irrevocable; however, the Compensation Committee of the Board of Directors of the Company (the "Committee") may, in its sole discretion, disapprove and give no effect to any Withholding Election, in which case, the Committee shall notify the Participant of such disapproval within ten (10) days of its decision and the Participant shall have ten
            (10) days after receiving such notification to deliver the payment required under Subsection (a) above.

      If the Participant does not timely satisfy payment of the tax withholding obligation, the Participant will forfeit the Restricted Shares.

      4. Restrictions on Transfer of Restricted Shares. Except for the transfer of any Restricted Shares by bequest or inheritance, the Participant's right to any unvested Restricted Shares may not be assigned, transferred, pledged or sold. Any such disposition not made in accordance with this Award shall be deemed null and void. Any permitted transferee under this Section shall be bound by the terms of this Award.

      5.    Additional Restrictions on Transfer.

            (a) Certificates evidencing the Restricted Shares shall have noted conspicuously on the certificate a legend required under applicable securities laws or otherwise determined by the Company to be appropriate and reflective of the restrictions and other applicable rights hereunder, such as:

                             TRANSFER IS RESTRICTED

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND FORFEITURE PROVISIONS WHICH ALSO APPLY TO THE TRANSFEREE AS SET FORTH IN A RESTRICTED STOCK AWARD, DATED ___________, 200__, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.


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


            (b) No holder of Vested Shares may sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in any Vested Shares, except (i) pursuant to an effective registration statement under the Securities Act of 1933 ("Securities Act"), or (ii) in a transaction that fully complies with Rule 144 thereunder, without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

      6.    Change in Control.

            (a) Notwithstanding any other provisions to the contrary, in the event of a Change in Control following the Grant Date but prior to the Participant's termination of employment with the Company or its Affiliates, any Restricted Shares which are not Vested Shares shall become immediately vested and payable upon the effective date of such event.

            (b)   For purposes of this Award, "Change in Control" means:

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
      (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Subsection (b)(1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any majority-owned subsidiary of the Company, or (iv) any acquisition by any corporation pursuant to a transaction that complies with Subsection (b)(3) below.

                  (2) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease, for any reason, to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date of the Award whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.


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


                  (3) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the
      Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and
      (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

                  (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

      7. Forfeiture. Except as otherwise provided under the terms of the Plan or this Award, at the time of the Participant's termination of employment with or service for the Company and its Affiliates for any reason, any Restricted Shares which are not Vested Shares shall be forfeited by the Participant immediately upon such termination of employment or service.

      8.    Change in Capitalization.

            (a) The number and kind of Restricted Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a spin-off, a subdivision or combination of shares, or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock


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

      outstanding is effected without receipt of consideration by the Company. No fractional shares shall be issued in making such adjustment.

            (b) In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company's assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, the Committee shall take such action to make such adjustments with respect to the Restricted Shares as are appropriate to convert the Restricted Shares into the same consideration per share of Common Stock that applies to the Common Stock holders of the Company, including, without limitation, adjusting the number and class of securities subject to the Award, or substituting cash, other securities, or other property to replace the Award; provided that such consideration shall continue to be subject to the provisions of this Award.

            (c) All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Participant. Any action taken by the Committee need not treat all recipients of awards under the Plan equally.

            (d) The existence of the Plan and the Award shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

      9. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Delaware; provided, however, no Restricted Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Participant resides, and/or any other applicable securities laws.

      10. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

      11. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

      12. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.


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


      13. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties with respect to the subject matter.

      14. Headings and Capitalized Terms. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award. Capitalized terms used, but not defined, in this Award shall be given the meaning ascribed to them in the Plan.

      15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

      16. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Restricted Shares hereunder shall be construed as giving Participant the right to continued employment or service with the Company or any Affiliate.

      17.   Acknowledgement.  Participant  acknowledges  that:  (a)  neither the

Company nor any of the Company's affiliates, officers, members, employees, agents or representatives (each a "Related Person") has provided or is providing the undersigned with tax advice regarding the receipt and ownership of the Restricted Shares or any other matter, and the Company has advised the Participant to consult with his or her own tax advisor with respect to the income tax consequences of receiving, holding and disposing of the Restricted Shares (including whether to make an election under Code Section 83(b)); and (b) neither the Company nor any Related Person has advised the Participant to rely on any determination by it or its representatives as to the current fair market value of the Restricted Shares and will have no liability to the Participant if the actual fair market value of the Restricted Shares exceeds the amount that the Company intends to use for tax reporting purposes.


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                                   SCHEDULE 1

                             C&D TECHNOLOGIES, INC.
                             RESTRICTED STOCK AWARD

                                Vesting Schedule

I. The Restricted Shares shall become vested in accordance with the following Vesting Schedule:

                                     Percentage of Restricted Shares
            Vesting Date                  Vesting on Vesting Date
            ------------                  -----------------------
           March 12, 2008                         25%
           March 12, 2009                         25%
           March 12 ,2010                         25%
           March 12, 2011                         25%


II. The Participant shall become vested in the stated percentage of Restricted Shares on the specified date, as indicated by the above Vesting Schedule; provided, however, that the Participant remains in continuous service with the Company or any Affiliate of the Company measured from the Grant Date. Except as provided in Section III below, if and when the Participant experiences a termination of employment with the Company and its Affiliates for any reason whatsoever, any Restricted Shares which are not Vested Shares will be immediately forfeited.

III. Notwithstanding the provisions of Sections I or II above, in the event of the occurrence of any Change in Control following the Grant Date but prior to the Participant's termination of employment with the Company and its Affiliates, any previously unvested Restricted Shares shall become immediately vested upon the effective date of such event in accordance with Section 6 of the Award.

IV. The Vested Shares shall be issued to the Participant as soon as practicable after vesting, but in any event, no later than the date that is two and one-half months from the end of (i) Participant's tax year that includes the Vesting Date, or (ii) the Company's tax year that includes the Vesting Date, whichever occurs later, in accordance with Proposed Treas. Reg. 1.409A-1(b)(4)(i) (or any successor guidance); provided, however, that if, due to unforeseeable events, it is administratively impracticable to issue the Vested Shares within the time period provided in this Section IV or issuing the shares within the time period provided in this Section IV would jeopardize the solvency of the Company in any way, the shares shall be issued as soon as reasonably practicable in accordance with Proposed Treas. Reg. 1.409A-1(b)(4)(ii) (or any successor guidance).


                                   Schedule 1
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